Exhibit 10.6

COMMENCEMENT AGREEMENT
THIS COMMENCEMENT AGREEMENT (this "Commencement Agreement") is entered into by and between NS Two Oliver LLC, a Massachusetts limited liability company ("Landlord") and Tufin Software North America, Inc., a Delaware corporation ("Tenant") as of Dec. 18      , 2017.
WITNESSETH THAT:
WHEREAS, Landlord and Tenant entered into that certain Office Lease Agreement dated as of August 22, 2017 (the "Lease");
WHEREAS, the Lease relates to the premises (the "Premises") measuring approximately 3,214 rentable square feet located on the seventh (7th) floor of the building commonly known and numbered as 2 Oliver Street, Boston, MA (the "Building"); and
WHEREAS, Landlord and Tenant wish to memorialize their understanding with respect to the Commencement Date and certain other terms set forth in the Lease.
NOW, THEREFORE, in consideration of the covenants herein reserved and contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	The Commencement Date is October 1, 2017.

2.	The Rent Commencement Date is January 1, 2018.

3.	The Expiration Date is December 31, 2023.

4.
This Commencement Agreement, each and all of the provisions hereof, shall inure to the benefit, or bind, as the case may require, the parties hereto, and their respective successors and assigns, subject to the restrictions upon assignment and subletting contained in the Lease.

5.	Unless otherwise defined herein, all capitalized terms shall have the same meaning ascribed to them in the Lease.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Commencement Agreement to be executed, as a document under seal, as of the date set forth above.
LANDLORD:
NS Two Oliver LLC,
a Massachusetts limited liability company

By:	Synergy Financial LLC.
a Massachusetts limited liability company,
Property Manager and Authorized Agent

By:	/s/ David Greaney
David Greaney, Manager
Hereunto duly authorized
TENANT:
Tufin Software North America., Inc.,
a Delaware corporation

By:	/s/ Ruvi Kitov
Name:	Ruvi Kitov
Title:	CEO & President
Hereunto duly authorized

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